Exhibit 99.1

OneStream Announces Fourth Quarter and Fiscal Year 2024 Financial Results

BIRMINGHAM, Mich., Feb. 11, 2025 /PRNewswire/ -- OneStream, Inc. (Nasdaq: OS), the leading enterprise Finance management platform that modernizes the Office of the CFO by unifying core finance and operational functions -- including financial close, consolidation, reporting, planning and forecasting, today announced financial results for its fourth quarter and fiscal year ended December 31, 2024.

Fourth Quarter 2024 Financial Highlights

•
Total Revenue: $132.5 million, an increase of 29% year-over-year.
•
Subscription Revenue: $118.6 million, an increase of 35% year-over-year.
•
GAAP Operating Income / Loss and Operating Margin: GAAP operating loss was $47.4 million compared to income of $0.2 million for the fourth quarter of 2023, and GAAP operating margin was (36%) compared to 0% for the fourth quarter of 2023. This included equity-based compensation expense of $52.6 million, compared to $1.2 million for the fourth quarter of 2023.
•
Non-GAAP Operating Income and Non-GAAP Operating Margin: Non-GAAP operating income was $8.7 million compared to $1.4 million for the fourth quarter of 2023, and non-GAAP operating margin was 7% compared to 1% for the fourth quarter of 2023.
•
GAAP Net Loss Per Share - Basic: GAAP basic net loss per share was ($0.19).
•
Non-GAAP Net Income Per Share: Non-GAAP net income per share was $0.07.
•
Net Cash Provided by Operating Activities: Net cash provided by operating activities was $25.1 million compared to $26.8 million for the fourth quarter of 2023.
•
Free Cash Flow: Free cash flow was $24.7 million compared to $26.6 million for the fourth quarter of 2023.

Fiscal Year 2024 Financial Highlights

•
Total Revenue: $489.4 million, an increase of 31% year-over-year.
•
Subscription Revenue: $428.2 million, an increase of 41% year-over-year.
•
GAAP Operating Loss and Operating Margin: GAAP operating loss was $319.5 million compared to $30.5 million for 2023, and GAAP operating margin was (65%) compared to (8%) for 2023. This included equity-based compensation expense of $316.4 million, compared to $8.3 million for 2023.
•
Non-GAAP Operating Income / Loss and Non-GAAP Operating Margin: Non-GAAP operating income was $1.2 million compared to a loss of $22.2 million for 2023, and non-GAAP operating margin was 0% compared to (6%) for 2023.

•
GAAP Net Loss Per Share - Basic: GAAP basic net loss per share was ($1.23).
•
Non-GAAP Net Income Per Share: Non-GAAP net income per share was $0.14.
•
Net Cash Provided by Operating Activities: Net cash provided by operating activities was $61.2 million compared to $21.3 million for 2023.
•
Free Cash Flow: Free cash flow was $58.5 million compared to $18.7 million for 2023.

“Capping a year of incredible innovation and solid execution, we posted 35% year-over-year subscription revenue growth in the fourth quarter, and were free cash flow positive and non-GAAP profitable,” said Tom Shea, CEO of OneStream. “In fact, 2024 was one of the most transformative years in our history, with the introduction of 15 new innovations, highlighted by our growing Finance AI portfolio. We’re excited to bring new products to market in 2025, paving the way for OneStream to become the operating system for modern Finance.”

Recent Developments and Business Highlights

Innovation

•
As part of the new innovations for Finance AI and core finance, we unveiled a suite of AI-powered solutions, including GenAI and machine learning, which enable Finance leaders to create real-time forecasts from trusted Enterprise data, with greater accuracy and speed.
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We launched CPM Express with pre-built functionality of our core capabilities to simplify reporting and forecasting and enable 6-8 week implementations.
•
We introduced our first integrated business planning product for sales performance in partnership with Infinity SPM.
•
We grew our strategic relationship with Microsoft, launching deeper integrations into the Office 365 Suite, including Power BI connector and Narrative Reporting to make financial reporting more integrated, collaborative and iterative.
•
At our Wave Developer Conference in November 2024, we previewed AI-powered anomaly detection and scenario modeling capabilities that can help uncover errors in real-time and create scenarios from a company’s own financial and operational data set.

Industry Recognition

•
OneStream was recognized for the third consecutive year as a Leader in the Gartner® Magic Quadrant™ for Financial Planning Software. Gartner evaluated providers based on their Ability to Execute and Completeness of Vision and placed OneStream in the Leaders Quadrant once again.
•
OneStream was named a leader in IDC’s Record to Report MarketScape, based on reporting strengths, including a robust AI roadmap and OneStream Solution Exchange, and the Microsoft Power BI Connector.
•
ISG Software Research recognized OneStream as Exemplary in their Business Planning Buyers Guide for 2024, with the highest overall rating across all vendors. In the report, OneStream received top scores in Product Experience, Adaptability, Capability, and Manageability.

•
OneStream was a 2024 Business Intelligence Artificial Excellence Award winner in the Product – Machine Learning category and a 2024 AI Breakthrough Awards Winner – Machine Learning Innovation Award for sensible machine learning.

Business

•
In November 2024, OneStream completed a secondary offering of 17,250,000 shares of its Class A common stock sold by certain stockholders, including the full exercise of the underwriters’ option to purchase additional shares (the “Secondary Offering”). OneStream did not receive any proceeds from the sale of shares by the selling stockholders in the public offering. OneStream used all of the net proceeds to it from the public offering to purchase issued and outstanding LLC units of OneStream Software LLC (and purchase and cancel an equal number of shares of Class C common stock) as part of a non-dilutive “synthetic secondary” transaction. Accordingly, OneStream did not retain any proceeds from the Secondary Offering and, upon its closing, the total number of outstanding shares of common stock of OneStream and LLC units of OneStream Software LLC remained the same.

Financial Outlook

OneStream is providing the following guidance for the first quarter of 2025 and fiscal year 2025:

	Q1'25	FY25
Total Revenue	$130M - $132M	$583M - $587M
Non-GAAP Operating Margin	(9%) - (7%)	(1%) - 1%
Non-GAAP Net Income / (Loss) per Share	($0.04) - ($0.02)	$0.01 - $0.09
Equity-Based Compensation	$45M - $50M	$125M - $135M

OneStream has not provided a reconciliation of its forward outlook for non-GAAP operating margin and non-GAAP net income / (loss) per share to their most directly comparable GAAP financial measures in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. OneStream is unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to equity-based compensation and employee stock transactions and the related tax effects.

Earnings Webcast Information

OneStream will host a conference call for analysts and investors to discuss its financial results for the fourth quarter and fiscal year 2024 and its outlook for the first quarter of 2025 and fiscal year 2025 today at 4:30 p.m. Eastern time / 1:30 p.m. Pacific time. A webcast replay will be available on the Investor Relations Section of OneStream's website following the call.

Date:	Tuesday, February 11, 2025
Time:	4:30 p.m. ET / 1:30 p.m. PT
Webcast:	https://investor.onestream.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions. Forward-looking statements contained in this press release include, but are not limited to, statements regarding our business strategy and future growth, including statements regarding our Finance AI portfolio, CPM Express and Infinity SPM products, AI-powered anomaly detection and scenario modeling capabilities, and our guidance for total revenue, non-GAAP operating margin, non-GAAP net income / (loss) per share and equity-based compensation for the first quarter of 2025 and fiscal year 2025. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. Some of these risks are described in greater detail in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, which we filed with the Securities and Exchange Commission on November 7, 2024. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements we may make. These factors may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

In addition to GAAP financial measures, this press release includes non-GAAP financial measures that we use to help us evaluate our business, identify trends affecting our business, formulate business plans and make strategic decisions. These non-GAAP financial measures include non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income per share and free cash flow, and their respective definitions are presented below.

There are limitations to the non-GAAP financial measures included in this press release, and they may not be comparable to similarly titled measures of other companies. The non-GAAP financial measures included in this press release should not be considered in isolation from or as a substitute for their most directly comparable GAAP financial measures. Our management believes that our non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core operating performance. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and when planning, forecasting and analyzing future periods.

For a reconciliation of the non-GAAP financial measures presented for historical periods to their most directly comparable GAAP financial measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this press release. We encourage you to review the reconciliation in conjunction with the presentation of the non-GAAP financial measures for each of the periods presented. In future periods, we may exclude similar items, may incur income and expenses similar to these excluded items and may include other expenses, costs and non-recurring items.

Non-GAAP Operating Income (Loss)

We define non-GAAP operating income (loss) as income / loss from operations adjusted for non-cash, non-operational and non-recurring items, including equity-based compensation expense, employer taxes on employee stock transactions, Secondary Offering costs and amortization of acquired intangible assets.

Non-GAAP Operating Margin

We define non-GAAP operating margin as non-GAAP operating income (loss) as a percentage of total revenue.

Non-GAAP Net Income (Loss)

We define non-GAAP net income (loss) as net income / loss adjusted for non-cash, non-operational and non-recurring items, including equity-based compensation expense, employer taxes on employee stock transactions, Secondary Offering costs and amortization of acquired intangible assets.

Non-GAAP Net Income (Loss) Per Share

We define non-GAAP net income (loss) per share as basic net loss per share adjusted for non-cash, non-operational and non-recurring items, including equity-based compensation expense, employer taxes on employee stock transactions, Secondary Offering costs, amortization of acquired intangible assets and net loss attributable to non-controlling interests.

Free Cash Flow

We define free cash flow as net cash provided by operating activities less purchases of property and equipment.

About OneStream

OneStream is how today's Finance teams can go beyond just reporting on the past and Take Finance Further by steering the business to the future. It's the leading enterprise finance platform that unifies financial and operational data, embeds AI for better decisions and productivity, and empowers the CFO to become a critical driver of business strategy and execution.

We deliver a comprehensive cloud-based platform to modernize the Office of the CFO. Our Digital Finance Cloud unifies core financial and broader operational data and processes and embeds AI for better planning and forecasting, with an extensible architecture, so customers can adopt and develop new solutions, achieving greater value as their business needs evolve.

With over 1,600 customers, including 17% of the Fortune 500, more than 300 go-to-market, implementation, and development partners and over 1,500 employees, our vision is to be the operating system for modern finance. To learn more, visit onestream.com.

Investor Relations Contacts

INVESTOR CONTACT

Anne Leschin
VP, Investor Relations and Strategic Finance
OneStream
investors@onestreamsoftware.com

MEDIA CONTACT

Victoria Borges
Media Relations Contact
OneStream
media@onestreamsoftware.com

Consolidated Balance SheetS

(in thousands)

(Unaudited)

	As of
	December 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$544,174	$117,087
Accounts receivable, net	129,014	107,308
Unbilled accounts receivable	23,294	31,519
Deferred commissions	20,682	17,225
Prepaid expenses and other current assets	20,202	13,098
Total current assets	737,366	286,237
Unbilled accounts receivable, noncurrent	800	2,009
Deferred commissions, noncurrent	44,228	41,030
Operating lease right-of-use assets	16,705	18,559
Property and equipment, net	10,084	10,266
Intangible assets, net	2,567	—
Goodwill	9,280	—
Other noncurrent assets	2,191	3,458
Total assets	$823,221	$361,559
Liabilities and stockholders’ / members’ equity
Current liabilities:
Accounts payable	$19,563	$8,274
Accrued compensation	27,543	22,436
Accrued commissions	9,007	10,158
Deferred revenue, current	239,291	177,465
Operating lease liabilities, current	3,237	2,505
Other accrued expenses and current liabilities	13,534	11,532
Total current liabilities	312,175	232,370
Deferred revenue, noncurrent	4,515	5,141
Operating lease liabilities, noncurrent	15,357	17,522
Other noncurrent liabilities	216	—
Total liabilities	332,263	255,033
Stockholders’ / members’ equity:
Members’ interest	—	281,306
Preferred stock, $0.0001 par value, 100,000,000 shares authorized, no shares issued or outstanding as of December 31, 2024	—	—
Class A common stock, $0.0001 par value, 2,500,000,000 shares authorized, 51,456,091 shares issued and outstanding as of December 31, 2024	5	—
Class B common stock, $0.0001 par value, 300,000,000 shares authorized, no shares issued and outstanding as of December 31, 2024	—	—
Class C common stock(1), $0.0001 par value, 300,000,000 shares authorized, 63,929,619 shares issued and outstanding as of December 31, 2024	6	—
Class D common stock(1), $0.0001 par value, 600,000,000 shares authorized, 122,196,307 shares issued and outstanding as of December 31, 2024	12	—
Additional paid-in capital	718,084	—
Accumulated other comprehensive loss	(599)	(625)
Accumulated deficit	(331,334)	(174,155)
Total stockholders’ equity attributable to OneStream, Inc. / members’ equity	386,174	106,526
Non-controlling interests	104,784	—
Total stockholders’ / members’ equity	490,958	106,526
Total liabilities and stockholders’ / members’ equity	$823,221	$361,559

(1) Each share of Class C common stock is convertible at any time at the option of the holder into one share of Class B common stock, and each share of Class D common stock is convertible at any time at the option of the holder into one share of Class A common stock.

Consolidated StatementS of Operations

(in thousands, except share and per share amounts)

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Revenues:
Subscription	$118,608	$87,583	$428,150	$302,923
License	6,961	7,579	31,779	40,518
Professional services and other	6,906	7,432	29,478	31,480
Total revenue	132,475	102,594	489,407	374,921
Cost of revenues:
Subscription(2)	30,907	20,899	112,914	74,146
Professional services and other(2)	13,018	9,587	66,415	40,356
Total cost of revenue	43,925	30,486	179,329	114,502
Gross profit	88,550	72,108	310,078	260,419
Operating expenses:
Sales and marketing(2)	65,618	39,554	328,843	175,795
Research and development(2)	36,896	15,675	156,812	55,289
General and administrative(2)	33,442	16,671	143,951	59,847
Total operating expenses	135,956	71,900	629,606	290,931
(Loss) income from operations	(47,406)	208	(319,528)	(30,512)
Interest income, net	5,929	1,360	14,248	4,062
Other (expense) income, net	(1,765)	1,829	498	(1,065)
(Loss) income before income taxes	(43,242)	3,397	(304,782)	(27,515)
Provision for income taxes	1,263	646	1,877	1,416
Net (loss) income	$(44,505)	$2,751	$(306,659)	$(28,931)
Less: Net loss attributable to non-controlling interests	(13,056)	—	(90,458)	—
Net (loss) income attributable to OneStream, Inc.	$(31,449)	$2,751	$(216,201)	$(28,931)
Net loss per share of Class A and Class D common stock–basic(1)	$(0.19)		$(1.23)
Net loss per share of Class A and Class D common stock–diluted(1)	$(0.19)		$(1.25)
Weighted-average shares of Class A and Class D common stock outstanding–basic(1)	165,844		163,469
Weighted-average shares of Class A and Class D common stock outstanding–diluted(1)	234,644		234,043

(1) Represents net loss per share of Class A common stock and Class D common stock and weighted-average shares of Class A common stock and Class D common stock outstanding for the period following OneStream Inc.’s IPO and related reorganization transactions.

(2) Includes equity-based compensation expense as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Cost of subscription	$958	$—	$5,939	$—
Cost of professional services and other	2,985	—	24,871	15
Sales and marketing	19,228	356	135,215	3,938
Research and development	14,421	105	77,926	518
General and administrative	14,990	722	72,446	3,799
Total equity-based compensation	$52,582	$1,183	$316,397	$8,270

Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Cash flows from operating activities:
Net (loss) income	$(44,505)	$2,751	$(306,659)	$(28,931)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	1,069	657	3,655	2,887
Noncash operating lease expense	605	764	2,908	2,433
Amortization of deferred commissions	5,234	4,316	20,440	16,977
Equity-based compensation	52,582	1,183	316,397	8,270
Other noncash operating activities, net	422	69	(980)	3,249
Changes in operating assets and liabilities:
Accounts receivable, net	(14,328)	(3,169)	(13,361)	(11,668)
Deferred commissions	(8,485)	(10,673)	(27,095)	(26,381)
Prepaid expenses and other assets	(7,882)	(3,564)	(9,277)	(9,971)
Accounts payable	826	(5,285)	16,546	(11,644)
Deferred revenue	33,850	32,935	61,199	66,233
Accrued and other liabilities	5,750	6,811	(2,621)	9,811
Net cash provided by operating activities	25,138	26,795	61,152	21,265
Cash flows from investing activities:
Purchases of property and equipment	(441)	(222)	(2,618)	(2,589)
Acquisition of business, net of cash acquired	—	—	(7,594)	—
Sales of marketable securities	—	—	—	87,339
Net cash (used in) provided by investing activities	(441)	(222)	(10,212)	84,750
Cash flows from financing activities:
Proceeds from initial public offering, net of underwriting discounts and commissions	—	—	409,598	—
Repurchases of LLC Units	(206,709)	—	(263,372)	—
Payments of deferred offering costs	(494)	—	(5,437)	—
Proceeds from Secondary Offering	206,709	—	206,709	—
Proceeds from option exercises	25,014	—	28,955	247
Payments of deferred financing costs	—	(546)	—	(546)
Repayments of borrowings on revolving credit facility	—	—	—	(3,500)
Principal payments on finance lease obligation	—	—	—	(46)
Net cash provided by (used in) financing activities	24,520	(546)	376,453	(3,845)
Effect of exchange rate changes on cash and cash equivalents	(501)	324	(306)	230
Net increase in cash and cash equivalents	48,716	26,351	427,087	102,400
Cash and cash equivalents - Beginning of period	495,458	90,736	117,087	14,687
Cash and cash equivalents - End of period	$544,174	$117,087	$544,174	$117,087

Reconciliation of non-GAAP FINANCIAL MEASURES

(Unaudited)

Non-GAAP Operating Income (Loss)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
	(in thousands)
(Loss) income from operations	$(47,406)	$208	$(319,528)	$(30,512)
Equity-based compensation expense	52,582	1,183	316,397	8,270
Employer taxes on employee stock transactions	1,904	—	2,297	—
Secondary Offering costs	1,325	—	1,325	—
Amortization of acquired intangible assets	275	—	733	—
Non-GAAP operating income (loss)	$8,680	$1,391	$1,224	$(22,242)

Non-GAAP Operating Margin

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
	(in thousands)
Operating margin	(36)%	—	(65)%	(8)%
Equity-based compensation expense	40%	1%	65%	2%
Employer taxes on employee stock transactions	1%	—	—	—
Secondary Offering costs	1%	—	—	—
Amortization of acquired intangible assets	—	—	—	—
Non-GAAP operating margin(1)	7%	1%	—	(6)%

(1) Non-GAAP operating margin may not foot due to rounding.

Non-GAAP Net Income (Loss)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
	(in thousands)
Net (loss) income	$(44,505)	$2,751	$(306,659)	$(28,931)
Equity-based compensation expense	52,582	1,183	316,397	8,270
Employer taxes on employee stock transactions	1,904	—	2,297	—
Secondary Offering costs	1,325	—	1,325	—
Amortization of acquired intangible assets	275	—	733	—
Non-GAAP net income (loss)	$11,581	$3,934	$14,093	$(20,661)

Non-GAAP Net Income Per Share

	Three Months Ended December 31, 2024	Year Ended December 31, 2024
Net loss per share–basic	$(0.19)	$(1.23)
Equity-based compensation expense	0.32	1.91
Employer taxes on employee stock transactions	0.01	0.01
Secondary Offering costs	0.01	0.01
Amortization of acquired intangible assets	—	—
Net loss attributable to non-controlling interests	(0.08)	(0.55)
Non-GAAP net income per share(1)	$0.07	$0.14

(1) Non-GAAP net income per share may not foot due to rounding.

Free Cash Flow

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
	(in thousands)
Net cash provided by operating activities	$25,138	$26,795	$61,152	$21,265
Purchases of property and equipment	(441)	(222)	(2,618)	(2,589)
Free cash flow	24,697	26,573	58,534	18,676
Net cash (used in) provided by investing activities	$(441)	$(222)	$(10,212)	$84,750
Net cash provided by (used in) financing activities	$24,520	$(546)	$376,453	$(3,845)